EX-35.3
(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia,  MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


Mortgage Asset Securitization Transactions, Inc.
1285 Avenue of the Americas
New York, NY 10019


RE: Annual Statement as to Compliance

The undersigned, a duly authorized officer of Wells Fargo Bank, National Association ("Wells Fargo"), hereby certifies as follows for the calendar year 2007 or applicable portion thereof (the "Reporting Period"):

(a) a review of Wells Fargo's activities as Master Servicer and/or Trust Administrator under the servicing agreement(s) listed on Schedule A hereto (the "Servicing Agreement(s)") has been made under my supervision; and

(b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the Reporting Period.

March 1, 2008
/s/ John Lingenfelter
JOHN LINGENFELTER
Vice President


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.

Schedule A

List of Servicing Agreement(s) and Series

 1 Pooling and Servicing Agreement for MASTR Asset Securitization Trust
   Mortgage Pass-Through Certificates, Series 2006-2, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

 2 Pooling and Servicing Agreement for MASTR Asset Securitization Trust
   Mortgage Pass-Through Certificates, Series 2007-1, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

 3 Pooling and Servicing Agreement for  MASTR Asset Securitization Trust
   Mortgage Pass-Through Certificates, Series 2006-3, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

 4 Pooling and Servicing Agreement for MASTR Alternative Loan Trust Mortgage
   Pass Through Certificates Series 2006-1, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

 5 Pooling and Servicing Agreement for MASTR Adjustable Rate Mortgages Trust
   2006-OA2 Mortgage Pass-Through Certificates, Series 2006-OA2, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

 6 Pooling and Servicing Agreement for STARM Mortgage Loan Trust 2007-S1
   Mortgage Pass-Through Certificates, Series 2007-S1, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

 7 Pooling and Servicing Agreement for MASTR Adjustable Rate Mortgages Trust
   2007-3 Mortgage Pass-Through Certificates, Series 2007-3, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

 8 Pooling and Servicing Agreement for MASTR Alternative Loan Trust Mortgage
   Pass Through Certificates Series 2006-3, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

 9 Pooling and Servicing Agreement for MASTR Adjustable Rate Mortgages Trust
   2007-HF2 Mortgage Pass-Through Certificates, Series 2007-HF2, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

10 Pooling and Servicing Agreement for STARM Mortgage Loan Trust 2007-3
   Mortgage Pass-Through Certificates, Series 2007-3, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

11 Pooling and Servicing Agreement for MASTR Alternative Loan Trust Mortgage
   Pass Through Certificates Series 2007-HF1, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


12 Pooling and Servicing  Agreement for MASTR Alternative Loan Trust Mortgage
   Pass Through Certificates Series 2007-1, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

13 Pooling and Servicing Agreement for MASTR Adjustable Rate Mortgages Trust
   2003-1 Mortgage Pass-Through Certificates, Series 2003-1, Wells Fargo Bank, N.A. as Master Servicer

14 Pooling and Servicing Agreement for MASTR Asset Securitization Trust
   Mortgage Pass-Through Certificates, Series 2007-2, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

15 Pooling and Servicing Agreement for MASTR Adjustable Rate Mortgages Trust
   2006-2 Mortgage Pass-Through Certificates, Series 2006-2, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

16 Pooling and Servicing Agreement for MABS 2006-AB1, Wells Fargo Bank, N.A. as
   Master Servicer and Trust Administrator, as applicable

17 Pooling and Servicing Agreement for MASTR REPERF 2006-1, Wells Fargo Bank,
   N.A. as Master  Servicer

18 Pooling and Servicing Agreement for MASTR Adjustable Rate Mortgages Trust
   2006-1 Mortgage Pass-Through Certificates, Series 2006-1, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

19 Pooling and Servicing Agreement for MAST SEC LN TR2006-1, Wells Fargo Bank,
   N.A. as Master Servicer

20 Pooling and  Servicing Agreement for MASTR REPERF 2006-2, Wells Fargo Bank,
   N.A. as Master Servicer

21 Pooling and Servicing Agreement for MASTR Asset Securitization Trust
   Mortgage Pass-Through Certificates, Series 2006-1, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

22 Pooling and Servicing Agreement for MASTR Alternative Loan Trust Mortgage
   Pass Through Certificates Series 2006-2, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

23 Pooling and Servicing Agreement for STARM Mortgage Loan Trust 2007-2
   Mortgage Pass-Through Certificates, Series 2007-2, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

24 Pooling and Servicing Agreement for MASTR Adjustable Rate Mortgages Trust
   2007-1 Mortgage Pass-Through Certificates, Series 2007-1, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.

25 Pooling and  Servicing Agreement for MASTR Adjustable Rate Mortgages  Trust
   2007-HF1 Mortgage Pass-Through Certificates, Series 2007-HF1, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

26 Pooling and Servicing Agreement for MASTR Adjustable Rate Mortgages Trust
   2007-2 Mortgage Pass-Through Certificates, Series 2007-2, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable